Exhibit 99.1

HercRentalsPresentation May 11-16, 2016

Disclaimer Certain statements contained in this presentation are “forward-looking statements.” Forward-looking statements include information concerning Hertz Equipment Rental Corporation, also referred to as “HERC”, “the Company” or “Herc Rentals” throughout this presentation, and include information concerning the Company’s liquidity, possible or assumed future results of operations, including descriptions of our business strategies, and outlook for non-residential starts, industrial production and industrial spending GDP. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements and our financial projections are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements and the following financial projections due to a variety of important factors, both positive and negative. Many factors could affect our actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements, including, without limitation, those risks and uncertainties discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the information statement included as an exhibit to the Form 10 filed with the SEC by Hertz Rental Car Holding Company, Inc. (“Form 10”). In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this presentation might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, this presentation includes certain “non-GAAP financial measures” within the meaning of SEC Regulation G. Definitions of these terms as well as a reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix section of this presentation. The Company competes globally in many diverse markets. References to "market" or "share" data are management estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of relative performance. No conclusion has been reached or should be reached regarding a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose. 2

Accounting Methodology HERC full year 2015 and Q1 2016 operating results were reported as a business segment in the Hertz Global Holdings, Inc. (“Hertz”) Form 10-K filed on February 29, 2016 (as amended, the “Hertz 10-K”) and Form 10-Q filed on May 9, 2016, respectively. Financial results of HERC’s indirect parent, HERC Holdings Inc., are required to be reported in the Form 10 Information Statement as part of the separation of the Hertz rental car business and the Hertz equipment rental business on a carve out basis as a standalone entity. Full year 2015 results were filed as an amendment to the Form 10 on April 18, 2016. The financial results for 2015 included in this presentation are based on the Form 10 presentation, unless otherwise noted. This also results in full year 2015 amounts that differ from the results reported in the segment discussion in the Hertz 10-K. For more information, please review the Information Statement which is available on the home page of the Hertz investor relations page at: http://ir.hertz.com. Also, please note that due to rounding, the sum of certain numbers may not equal the totals presented and certain percentage calculations may not precisely recalculate. 3

Today’s Presenters 4 Elizabeth Higashi Vice President, Investor Relations Bruce Dressel Chief Operating Officer Barbara Brasier Senior Vice President and Chief Financial Officer Larry Silber President and Chief Executive Officer

HercRentalsOverview

Unique Opportunity to Build Value Strong brand recognition and reputation – 50+ years Attractive long term industry fundamentals Strategically positioned to generate above market growth Significant opportunity for operational and financial improvement Strong asset base including $3.5 billion of OEC Commitment to disciplined capital management Industry savvy and experienced leadership team 6

Highly Experienced Leadership Team

EXECUTIVE LEADERSHIP
CEO, COO & CIO Have More Than 30 Years of Equipment Industry Experience



Larry Silber
CEO
35+ years



Barbara Brasier
CFO
30+ years



Bruce Dressel
COO
30+ years



Chris Cunningham
CHRO
30+ years



Richard Marani
CIO
30+ years



Maryann Waryjas
CLO
30+ years

Senior Staff Average Over 20 Years of Equipment and Related Industry Experience

Carlo Cavecchi	Paul Dickard	F. Jay Early	Elizabeth Higashi	Charles Miller	Nancy Merola	Jason Oosterbeek
VP, Specialty Solutions	*VP, Communications*	*VP, Strategy & Business Development*	*VP, Investor Relations*	*VP, Operations*	*VP, Chief Accounting Officer*	*VP, Pricing & Sales Strategy*
20+ years	*25 years*	*20+ years*	*30+ years*	*30+ years*	*30+ years*	*15+ years*

Regional Vice Presidents - Average of 24 Years of Industry Experience

Industry savvy and experienced leadership team

HercRentals™
7

Quick Actions Result in Accelerating Profitability

Organizational Redesign

- Aligned sales, fleet and operations
- Established independent Specialty Solutions Group
- Hired industry savvy leadership team

Fleet Optimization

- Focused on premium brands
- Reduced supplier count by 40%
- Created ProContractor Tool program
- Expanded Specialty Solutions business

Revenue Growth and Operational Efficiencies

- Increased focus on local accounts and regional density
- Opened three new greenfield locations
- Implemented operating model to reduce FUR
- Focused on new ancillary revenue opportunities

Sales Effectiveness

- Expanded sales force and optimized sales territories
- Salesforce.com implemented
- Aligned compensation to drive behaviors
- Implemented Optimus pricing system

Adj. Corp. EBITDA[1] (YOY % Δ)	1Q '15	2Q '15	3Q '15	4Q '15	1Q '16
Excluding Upstream Oil & Gas	**7%**	**7%**	**11%**	**21%**	**14%**
Total Adjusted Corporate EBITDA	(7)%	(8)%	(3)%	0%	(4)%

Rapid action to strengthen organization, fleet, and sales effectiveness accelerated quarterly growth

1 Data is based on constant FX rates as of December 31, 2015 and excludes France and Spain operations sold in October 2015, as reported on a segment basis of Hertz Global Holdings.

HercRentals™ 8

Reinvigorated Organization With a Customer-Centric Culture and Increased Focus on Operating Efficiency and Safety Our Vision We aspire to be the supplier, employer and investment of choice in our industry. Our Values We do what’s right. We’re in this together. We take responsibility. We achieve results. We prove ourselves every day. Our Mission To ensure that end users of our equipment and services achieve optimal performance safely, confidently, and cost-effectively. 9

Company Overview  United 13%Rentals Sunbelt Rentals 7% One of the leading North American equipment rental companies Approximately 280 locations globally 4% market share in a highly fragmented market $1.6 billion in total revenue 1 (2015) $3.5 billion in fleet (OEC) ~ 4,500+ employees Upstream Oil & Gas 18%   4% Rest of Market 67% 9% Top 4-10    Non-Upstream Oil & Gas 82% 2015 Market Size: ~$47 billion Other 17% National Account 50% Construction 38% Industrial 23% Aerial 27% Electrical 9% Truck 11% Local Customer 50% Other Customers 39% Material Handling 17% Earthmoving 19% Herc Rentals is a diversified equipment rental company with a balanced business profile 1 2 2015 revenue excludes operations in France and Spain sold in October 2015. Company estimates on North America (N.A.) market based on data from American Rental Association (ARA), IHS Global Insight, Rental Equipment Register (RER), Jefferies and competitors’ public presentations. 1Q-2016 data represents upstream oil & gas and non-oil & gas branch markets 4FY 2015 N.A. rental revenue. 5 1Q-2016 average fleet original equipment cost (OEC). 3 10 Fleet Mix by OEC 5 Customer Mix 4 Business Mix by Revenue1 Revenue by Market 3 N.A. Market Share 2 Company Snapshot

Market Leader with Significant Scale and Broad Footprint in North America



Industry Rental Growth [1]
4-Year CAGR
>9%
6-9%
3-6%
0-3%
<0%
Herc Rentals Location

Strong presence in growing regions

1 IHS Global Insight (April 2016)
2 International operations are located in the United Kingdom, China, Saudi Arabia and Qatar.

HercRentals™

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Addressing Weakness in Oil & Gas Markets Upstream Oil & Gas 18% • Significant restructuring actions taken in Canada and Central regions to address upstream oil & gas weakness YoY % Change Total Excluding Upstream Oil & Gas Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 +11% +13% +13% +13% +12% • Disposed or redeployed ~$150 million in assets in 2015 Upstream Oil & Gas (13%) (24%) (26%) (33%) (33%) Non-Upstream Oil & Gas 82% $ in millions (YoY% Change in OEC by Quarter) $380 $377 20% $349 $330 10% 0% (10%) (20%) Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q1'15 Q2 '15 Q3'15 Q4 '15 Q1'16 Upstream Oil & Gas Non-Upstream Oil & Gas Quick actions taken to reduce fleet and control costs in upstream oil & gas branch markets 1 HERC reported as a segment of Hertz Global Holdings, on a constant FX rate basis as of December 31, 2015, and excluding France and Spain operations sold in October 2015. Revenues are broken out by upstream and non-upstream oil & gas branch markets. Oil & Gas as % of Revenue is based on 1Q 2016 data. 12 $328 Non-Upstream Oil & Gas Locations Upstream Oil & Gas Locations Fleet Evolution1 Revenue Mix1 Revenue Trends1 Actions Taken Oil & Gas as a % of Revenue1

Construction and Industrial Outlook Positive ($ in billions) February 2016, Year Over Year 12.6% $289 $268 March 51.9 Total Construction Private Non-Residential Residential Public Construction 2015 2016E 2017E 2018E (in millions) ($ in billions) 6,672 $309.2 $302.6 2.4% 2.4% 2.3% % % Nov 2015 Dec 2015 Jan 2016 Feb 2016 Mar 2016 2015 2016E 2015A2016E2017E 2018E 2019E2020E Ind. Prod. Real GDP Construction and industrial markets expected to grow 1 2 3 Dodge Analytics. U.S consensus, not seasonally adjusted. The American Institute of Architects (AIA), rolling 3 month average of billings. 4 5 6 Bureau of Labor Statistics, all construction employment. Industrial information resources. U.S. Federal Reserve Board of Governors and Oxford Economics. 13 Jan-96 Jan-00 Jan-04 Jan-08 Jan-12 Jan-16 1.3% 2.1% 2.5% 2.5 2.1%2.1% 0.4 2.2% 1.9% 6,635 6,615 6,597 6,549 Industrial Production & GDP 6 Industrial Spending 5 Construction Employment 4 $239 $220 11.2% 11.4% 8.4% Reading above 50 implies expansion Architecture Billings Index 3 Construction Put in Place 2 Non-Residential Starts 1

Strong Secular Equipment Rental Opportunity Industry Growth Provides Unique  Market dynamics favor growing trend of customers renting vs. owning equipment ($ in Billions) $58 - - - Frees up capital Provides flexibility to adjust operations and $55 $52 $50 cost base Allows third party to fulfill fleet lifecycle management function Outsource repair and maintenance of fleet - - Herc benefits from a fragmented market and the advantage of scale 06 07 08 09 10 11 12 13 14 15 16E17E 18E 19E ($ in Millions) $4,819 53% 2003 2008 2015 Strong market growth and further penetration of rental solutions expected to continue 1 2 3 4 IHS Global Insight, excludes Party & Event data. Source: ARA. Source: As reported by RER 100: Top Rental Equipment Companies of 2014 ranked by revenue. Rental Penetration is defined as the percent of first cost equipment sold direct to rental companies vs other end users. 14 United Rentals Sunbelt Rentals Home Depot BlueLine Rentals Aggreko North America H&E Equipment Ahern Rentals Sunstate Equipment Neff 48% 41% $2,317 $1,340 $553$516$437$404$388$380$324 North American Rental Penetration 2, 4 $44$47 $31$32$35 $36$38$38$38$41 Key Takeaways North American Equipment Rental Market 1

Long-Tenured National Account Base of Business Portfolio Provides Stable 2015 Sales by Account Type 2015 Over 1,800 National Accounts National Accounts 50% • • • Dedicated national account managers Stable revenue base Longer transactions Local 50% National Accounts by Tenure (Years) 3% 3% 5% 78% of National Accounts revenue 11% 0-5 5-10 10-15 15-20 20+ are from accounts open 20+ years HercRentalsPath Forward78% National accounts provide a firm foundation upon which to build 15

The Path Forward Expand and Diversify Revenues Improve Operating Efficiencies Enhance Customer Experience Broaden customer base Expand products and services Increase density in large urban markets Grow branch revenues through price management and ancillary services Provide premium products and services Introduce innovative technology solutions o o Improve vendor management and fleet availability Drive operating performance through higher margin mix and volume Focus on safety, labor productivity and reduction of warranty and labor costs o o o o o • • Enable mobility Enhance fleet monitoring o o 16

Broaden N.A. Customer Base

Sales Force Effectiveness

- Optimize territories
- Align compensation with initiatives
- Salesforce.com rollout
- Utilize price guidance tool
- Increase "Boots on the ground"

Attract New Customers

- Focus on higher return customer mix
- Target new account generation
- Further penetrate local customer base
- Align sales initiatives with fleet strategy
- Focus on Specialty Solutions and ProContractor

Target Revenue Profile



2015 [1]
National 50%
Local 50%
Over 1,800 national accounts
Target
National 40%
Local 60%

Initiatives are Driving Growth (1Q '16 vs 1Q '15) [2]

New Customer Accounts	↑ 40%
New Account Revenue	↑ 20%
Total Revenue excluding Upstream Oil & Gas Markets	↑ 12%

National accounts provide strong and stable base. Strategic sales initiatives are already delivering improved revenue, margins and utilization

1 FY 2015 rental revenue.
2 Represents HERC segment results on a constant FX rate basis for 1Q 2016 on a YoY basis

HercRentals™
17

Expand Products and Services to Drive Higher Revenue and Margin Specialty Solutions and ProContractor Tools ~25-30% Specialty Solutions and ProContractor Tools 15% Core 85% Core ~70-75% Focused on expanding Specialty Solutions and ProContractor Tools in N.A. 1 2 N.A. data. Industry data and estimates for rates and time utilization 18 Estimated Annual Revenue = $149,760 Estimated Annual Revenue = $37,800 OEC $136,000 Monthly Rate $4,200 Time Utilization 75.0% Est. Annual Revenue $37,800 Estimated $ Ute 28% OEC $10,500 Monthly Rate $1,600 Time Utilization 60.0% Est. Annual Revenue $11,520 Estimated $ Ute 110% Target1 20151 Comparative Estimated Revenue and $ Utilization2 One Wheel Loader = $136,000 13 Floor Scrubbers = $136,500

Increase Density in Large Urban Markets Southern California $2.0 bn 3% 9 53 BC AB SK MB Atlanta $822 mm 4% 8 49 ON QC WA ME MT ND MN VT OR NH MA WI ID MA SD MI NY WY RI PA CT NJ DE IA Washington DC / Baltimore NJ DE MD NE $1.3 bn 2% 4 52 NV IL UT WV IN CO KS CA MO KY South Florida (Miami) $833 mm 2% 3 30 TN AZ NC AR OK NM SC MS LA TX $1 Billion + $500 – $1 Billion $250 – $500 Million $100 – $250 Million $100 Million or Less FL + Flood the zone strategy in attractive markets is expected to increase revenue & EBITDA 1 IHS Global Insight. 19 Reach more customers and rent more fleet Increase # of branches Improve fleet mix Higher operational leverage & flow through Major MarketHERCHERCCompetitor SizeShareLocationsLocations Add Branches to Existing Markets1 Major MarketHERCHERCCompetitor SizeShareLocationsLocations Increase Volume in Existing Branches1 Herc Rentals Footprint and Market Size by State1

Improve N.A. Vendor Management and Fleet Availability # of Suppliers Fleet Unavailable for Rent (FUR) 19% ~ 40% 18% Q2 2015 Current 2013 2014 2015 1Q2016Target Driving operational gains through buying efficiency and increased availability 20 15% 13% 10% 1 point of FUR reduction = $35M Fleet available Simplification = lower operating expenses Lower FUR = lower capex and higher ROIC Lower vendor count = better leverage Substantially Increased Fleet Available to Rent Consolidate Brands and OEMs

Drive Operating Performance through Higher Margin Mix and Volume EBITDA Margin by N.A. Branch Size 1 50% 45% 40% 35% 30% Small Medium Large Major Competitor 2 Significant operating leverage in current N.A. branch footprint 1 2 3 Represents management estimates for weighted average N.A. branch EBITDA margins for FY 2015. FY 2015 Adj. EBITDA margin and 4Q15 number of branches of a major competitor. Branch count refers to North America. 21 Revenue / Branch <$2.5 Million $2.5 - $5.0 Million $5.0 - $10.0 Million N/A # of Branches3 81 109 80 897 Increased Volume Drives Higher Profitability – Leveraging Branch Fixed Costs

Supplier of Choice: Efficient, Effective and Safe Consultive solutions Subject-matter experts 22 Best in class brands combined with a comprehensive suite of services help customers work more efficiently, effectively and safely Providing Technology Solutions to Enhance Customer Experience Delivering Solutions-Based Products and Services Delivering Premium Products

Introduce Innovative Customer Service Technological Solutions to Enhance find a branch and get directions Integrated technology solutions to enhance customer solutions 23 Manage From Anywhere  Mobile App allows managing fleet from anywhere  Features include the ability to make reservations, view online catalog with rates, locate used equipment, Account Management  Customer dashboard reporting  Services include the ability to create a new account, extend/release equipment, schedule pickups, see open reservations and open invoices Track Equipment Easily  Telematics upgrade targeted for mid-summer 2016  Customer benefits include location information and fuel alerts  Internally, provides performance monitoring, service alerts, pick up location, revenue recovery

Key Initiatives to Fuel Profitability improve $ utilization revenue recovery, and increasing productivity New initiatives expected to improve EBITDA margins 24 Improvement Opportunity Initiatives underway Shift Equipment Portfolio Mix Adding Specialty and ProContractor equipment to fleet expected to Ancillary Revenue Driving transportation, Rental Protection Plan and other ancillary Branch Density / Scale Maximizing operational leverage Canada Restructuring Improving Field Labor productivity in O&G and Non O&G markets Leverage Buying Power Realizing procurement savings through vendor consolidation Price and Yield Utilizing proprietary tool to maximize yield Operational Efficiency Reducing internal and external repair costs, improving warranty

FinancialOverview

Financial Policy – Guiding Principles 26 Maintain Sufficient Liquidity and Prudent Leverage (Target 2.5x – 3.5x leverage over the cycle) Pursue Operating Strategy that Enables Flexibility and Cost Management in All Market Conditions Exercise Disciplined Capital Allocation Focus on Improving Margins and Returns Re-invest in Business to Grow Scale and Density Capitalize on Market Growth

Historical Financial Profile – Form 10 As Reported $ in millions $ in millions $1,771 $1,736 $1,678 50% $681 $650 $601 45% 40% $400 35% '13 % Revenue Growth '14 '15 30% $0 25% '13 '14 '15 Equipment Rental Sale of Equipment, Service and Other $ in millions $540 Same store revenue growth2 10.0% 5.0% (1.0)% Dollar utilization 37.0% 36.0% 35.0% Time utilization 65.0% 64.0% 64.0% '13 Includes fleet and non-fleet CapEx '14 '15 1 2 Same-store revenue growth is calculated as the year-over-year change in revenue for locations that are open at the end of the period reported and have been operating under our direction for more than twelve months. The same-store revenue amounts are adjusted in all periods to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. 27 $463$519 2015 2014 2013 Net CapEx 1 Select Operating Data Rental12%3%(3%) Total8%2%(5%) 39% 37% 36% $329 $315 $267 $1,407 $1,456 $1,412 Adj. EBITDA (% Margin) Total Revenue

Quarterly Growth: Revenue and Adjusted Corporate EBITDA Excluding Upstream Oil & Gas, Improved Each Quarter 1 Data is based on segment reported as a part of Hertz Global Holdings on a constant FX rates as of December 31, 2015 and excluding France and Spain operations sold in October 2015. 28 Adj. Corp. EBITDA1 (YOY % )* 1Q-15 2Q-15 3Q-15 4Q-15 Q1-16 Excl. upstream oil & gas 7% 7% 11% 21% 14% Total (7)% (8)% (3)% (0)% (4)% Revenue1 (YOY % ) 1Q-15 2Q-15 3Q-15 4Q-15 Q1-16 Excl. upstream oil & gas 11% 13% 13% 13% 12% Total 4% 2% 2% (1)% (1)%

1Q:16: Focused on Expanding Revenue and Operational Efficiencies

Revenue Growth and Expansion[1] – Q1:16 versus Q1:15

- Total revenues excluding upstream oil & gas branch markets increased 12%
- Worldwide pricing was flat, but pricing excluding oil & gas branch markets was up 1%
- New account revenue increased approximately 20%
- New customer accounts increased 41%
- Worldwide volume increased 1%

Operational Improvements

- Improved vendor management and fleet available for rent
- In-house equipment maintenance improved efficiency and reduced costs in the branches
- Continued to reduce costs and expenditures in upstream oil & gas markets
- Realigned fleet mix with equipment to support Specialty Solutions and ProContractor business

% Contribution to Total Revenue[2]



Upstream Oil & Gas
Non-Upstream Oil & Gas
Upstream Oil & Gas 18%
Non-Upstream Oil & Gas 82%

1 Data is based on segment reported as a part of Hertz Global Holdings on a constant FX rates as of December 31, 2015 excluding the results of operations in France and Spain sold in October 2015.

2 % Contribution to Total Revenue pie chart refers to upstream oil & gas and non-upstream oil & gas branch markets as of 1Q 2016.

HercRentals™ 29

$3.5 Billion in Fleet at an Average Age of 47 Months 1Q Capital Expenditures Fleet Mix by OEC • Positive $6 million net fleet capex Other 17% Aerial 27% Electrical 9% Truck 11% Material Handling 17% Earthmoving 19% Average fleet original equipment cost (OEC) as of March 31, 2016. 30

2016 Segment Guidance 1 The guidance presented herein speaks only as of May 10, 2016 and shall not be deemed to be a reiteration or affirmation of the guidance or an indication that the Company’s expectation have not changed since that time. *Adjusted Corporate EBITDA Guidance excludes the standalone costs of being a public company 31 WW HERC 2016 Guidance1 Segment Adjusted Corporate EBITDA: $600 to $650M Estimated Annual Stand-Alone Public Company Costs: $35 to $40M Net Fleet CapEx: Approximately $375 to $425M

RAC and HERC Remain On Track for mid-2016 Separation • Form 10 Update - - - Initial Form 10 filed 12/21/15 Amendment #1 filed 2/4/16 Amendment #2 filed 4/18/2016: included FY:15 results • Operational Readiness Update - - - Senior leadership team in place Prospective Board of Directors recruiting on track Rating agency meetings completed • Timing Update - Targeting mid-year 2016 completion 32

Our Vision Supplier of Choice Employer of Choice Investment of Choice 33

Appendix

Glossary of Terms

1. **OEC:** Original Equipment Cost; the cost of the asset at the time it was first purchased
2. **Fleet Age**: The OEC weighted age of the entire fleet
3. **Time Utilization:** Percentage of time an equipment unit is on-rent during a given period
4. **Dollar Utilization ($ Ute):** Dollar utilization means revenue derived from the rental of equipment divided by the original cost of the equipment (OEC) including additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date).
5. **Pricing:** Change in pure pricing achieved in one period vs another period. This is applied both to year-over-year and sequentially. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix.
6. **EES:** Environmental & Emissions Surcharge
7. **RPP:** Rental Protection Program
8. **ROIC:** Latest 12-months After-Tax Adjusted Net Income and 5 pt. Average Invested Capital (ex. Intangibles, Goodwill, Inter-company Receivables & Payables, Investment in Subs and Deferred Tax Liabilities).

HercRentals™ 35

Glossary of Terms – continued EBITDA:The sum of net income, provision for income taxes, interest expense, net, depreciation of revenue earning 10 Adjusted EBITDA: EBITDA plus the sum of the merger and acquisition related costs, restructuring and restructuring 10 36 Adjusted EBITDA Margin:Adjusted EBITDA divided by Total Revenue related charges, spin-off costs, stock based compensation charges, loss on extinguishment of debt, and impairment charges. 9 equipment and non-rental depreciation and amortization.

Valuable and Diverse Asset Base ($ in millions) $2,940 Fixed Assets/Others, NBV 1 HERC maintains a substantial asset base supported by a diverse fleet mix Note: As of December 31, 2015. NBV denotes Net Book Value. 1 2 Other Fixed Assets / Others include Net PP&E only. Fleet includes Net Revenue Earning Equipment. 37 A/R, NBV Inventory, NBV Fleet, NBV 2 $288 $22 $247 $2,383 Tangible Assets

Non-GAAP Reconciliation $ in Millions Net Income Provision for taxes on income $ 98.1 55.0 $ 89.7 54.8 $ 111.3 45.6 Interest expense, net 72.9 41.4 32.9 Depreciation of revenue earning equipment 325.3 340.0 343.7 Non-rental depreciation and amortization 68.9 75.1 77.2 EBITDA $620.2 $601.0 $610.7 Restructuring and restructuring related charges 11.7 8.5 12.3 Spin-off costs -28.3 25.8 Stock-based compensation charges 5.3 1.4 2.7 -Loss on extinguishment of debt Impairment charges 39.4 -0.8 9.6 -Gain on disposal of business -- (50.9) Other 3.9 -- Adjusted EBITDA $680.5 $649.6 $600.6 Adjusted EBITDA Margin 39% 37% 36% Please refer to the Information Statement Amended on April 18, 2016 for more details. 38 201320142015

Executive Biographies Lawrence H. Silber President and Chief Executive Officer Mr. Silber joined HERC in May 2015. Mr. Silber most recently served as an Executive Advisor at Court Square Capital Partners, LLP. Mr. Silber led Hayward Industries, one of the world's largest swimming pool equipment manufacturers as COO from 2008 to 2012, overseeing a successful transition through the recession returning the company to solid profitability. From 1978 to 2008, Mr. Silber worked for Ingersoll Rand in a number of roles of increasing responsibility. He led major Ingersoll Rand business groups including Utility Equipment, Rental and Remarketing and the Equipment and Services businesses. Earlier in his career, he led Sales, Marketing and Operations functions in the company's Power Tool Division and Construction and Mining Group. Mr. Silber served on the board of directors of SMTC Corporation (and for a time served as its interim President and CEO), the advisory board of Weiler Corporation, and currently serves on the board of Pike Electric Corporation, Inc. Mr. Silber earned his Bachelor of Arts degree from Rutgers College, The State University of New Jersey and also attended executive development programs at Harvard Business School, The University of Chicago’s Booth Business School and a co-sponsored program between Ingersoll Rand and Duke Fuqua School of Business. Barbara L. Brasier Senior Vice President and Chief Financial Officer Ms. Brasier joined HERC in November 2015 from Mondelez International, Inc. (formerly Kraft Foods, Inc.), where she served as Senior Vice President, Tax and Treasury since October 2012, when Mondelez spun off Kraft Foods Group, Inc. Ms. Brasier served as the Senior Vice President and Treasurer of Kraft Foods Inc. from October 2011 to September 2012 and from April 2009 to December 2010 and Senior Vice President, Finance of Kraft Foods Europe from December 2010 to October 2011. Prior to Kraft, Ms. Brasier was a Vice President and Treasurer of Ingersoll Rand from April 2004 to June 2008 and held roles of increasing responsibility at Mead Corporation and MeadWestvaco from June 1984 to March 2004. Ms. Brasier started her career in accounting at Touche Ross, now Deloitte & Touche, LLP. She received a BS in Accounting from Bowling Green State University and an MBA from the University of Dayton, Dayton, Ohio. Ms. Brasier is a Certified Public Accountant (inactive). James Bruce Dressel Chief Operating Officer Mr. Dressel joined HERC in June 2015, bringing with him significant expertise in the equipment rental industry and more than 30 years of experience in various leadership and senior management roles. Mr. Dressel served as President and CEO of Sunbelt Rentals, Inc. from February 1997 to July 2003, where he grew the company from 24 to 195 locations and expanded equipment rental offerings. Prior to Sunbelt, Mr. Dressel spent the first 12 years of his business career building a privately held service business that was acquired by Sunbelt in 1996. Following Sunbelt, Mr. Dressel held roles of increasing responsibility, including serving as Chief Sales Officer, for ADS, Inc., a provider of industry leading equipment and logistics support solutions to the Department of Defense and other federal agencies. Since 2013, Mr. Dressel has been consulting within the equipment rental industry. 39

Executive Biographies - continued Maryann A. Waryjas Senior Vice President , Chief Legal Officer and Secretary Ms. Waryjas joined HERC in November 2015 from Great Lakes Dredge & Dock Corporation, one of the largest providers of dredging services in the United States. At Great Lakes, Ms. Waryjas served as Senior Vice President, Chief Legal Officer and Corporate Secretary from August 2012 to November 2015. From 2000 until joining Great Lakes, Ms. Waryjas was a partner at the law firm of Katten Muchin Rosenman, LLP, where she most recently was co-chair of the firm’s Corporate Governance and Mergers and Acquisitions Practices. Ms. Waryjas served two consecutive terms on Katten’s Board of Directors. Prior to Katten, Ms. Waryjas was a partner at the law firms of Jenner & Block LLP and Kirkland & Ellis LLP. Ms. Waryjas received her B.S. degree, magna cum laude, from Loyola University and her J.D. degree, cum laude, from Northwestern University School of Law. Christian J. Cunningham Senior Vice President and Chief Human Resources Officer Mr. Cunningham joined HERC in September 2014 from DFC Global Corporation where he served as Vice President, Corporate HR and HR Services since June 2013 with global responsibility for all human resource matters for corporate staff. Previously Mr. Cunningham held the position of Vice President, HR, Compensation and Benefits at Sunoco Inc. and Sunoco Logistics from 2010 to 2013. Prior to Sunoco, Mr. Cunningham served at ARAMARK as Vice President, Global Compensation and Strategy (2008 to 2010); at Scholastic Inc. as Vice President, Compensation, Benefits and HRIS (2006 to 2007); and at Pep Boys as Assistant Vice President, Human Resources (2005 to 2006). Previously Mr. Cunningham held director and regional managerial positions, in roles with increasing levels of responsibility at Pep Boys (1995 to 2005) and Tire Service Corporation, Inc. (1985 to 1995). Mr. Cunningham earned his Master of Business Administration from the Wharton School, University of Pennsylvania, and a Bachelor of Arts degree in Behavioral Science and Psychology from the same university. Richard F. Marani Senior Vice President and Chief Information Officer Mr. Marani joined HERC in June 2015. Mr. Marani has more than 30 years of IT experience across industrial products, construction equipment, aerospace, and information technology businesses. Mr. Marani began his career at General Electric, transitioning into IT and going on to become an Information Technology Leader. Following a successful role at United Technologies, Mr. Marani joined Ingersoll Rand Corporation in 2002 as Vice President of IT, where he was responsible for the development and implementation of global IT strategies. While there, he built out IT systems in advance of the spin-off of the Compact and Utility Equipment division to Doosan Infracore, leaving with the spin to assume the IT leadership role at Doosan. After four years there he returned to Ingersoll in a senior IT leadership role, responsible for global IT strategy for a $3 billion sector of the Ingersoll Rand portfolio. 40

Herc Rentals Corporate History & Key Events

Growth / Consolidation (1965–2006) | **Financial Crisis** (2008–2010) | **Strategic Changes** (2011–2012) | **Path Forward** (2014–2015)

- **1965** – Herc Rentals Founded
- **1968** – Introduced industry-first National Accounts program
- **1973** – Rolled out new standardized locations
- **1979** – Entered industrial equipment rental & leasing markets
- **1989** – Entered France and Spain
- **1992** – **New HERC President named**
- **1997**
  - **New HERC President named**
  - Launched HertzEquip.com
- **1998**
  - Expanded into Canada with acquisition of Certified Rentals and MATTHEWS Equipment Ltd.
  - Acquired BIG RENTS
- **2000**
  - Acquired AA Rentals
  - Acquired Service Pump and Compressor
- **2001** – Ford acquired Hertz
- **2003** – Launched full-scale general rental program and facilities renovation
- **2004** – Energy Services Group debuted
- **2005**
  - Hertz acquired by Private Equity Consortium
  - Crossed 300-location milestone in U.S. and Canada
- **2006**
  - Hertz IPO
  - **New Hertz CEO named**
- **2008**
  - Launched industry-first online rental account management
  - Launched Entertainment Services
  - Entered China
- **2010** – Industry first mobile-friendly website
- **2011** – **New HERC President named**
- **2012**
  - Acquired CINELEASE
  - Acquired ow PUMPS
- **2014**
  - **New HERC CEO named in June**
  - Hertz announced spin-off of rental equipment business
- **2015**
  - **Larry Silber named HERC CEO and began building new senior team and organization**
  - Sold operations in France and Spain

Over 50 years of outstanding legacy – strong foundation for the next chapter

HercRentals™ 41

HercRentals™ HeieRentats· 42